SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2003

ITC^DELTACOM, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23253	58-2301135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 O.G. Skinner Drive West Point, Georgia	31833
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 385-8000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Pursuant to Item 5 of the Current Report on Form 8-K dated July 2, 2003 of ITC^DeltaCom, Inc. (the “Company”), the Company reported that it and one of its wholly-owned subsidiaries had entered into an agreement and plan of merger, dated as of July 2, 2003, with BTI Telecom Corp. and Welsh Carson, Anderson & Stowe VIII, L.P., WCAS Capital Partners III, L.P., WCAS Information Partners, L.P. and each of the other persons and entities listed on the signature pages thereto as “WCAS Securityholders.” The Company hereby files the following documents relating to the merger agreement and the transactions contemplated thereby as exhibits to the July 2, 2003 Form 8-K, as amended:

2.1	Agreement and Plan of Merger, dated as of July 2, 2003 (the “Merger Agreement”), among ITC^DeltaCom, Inc., 8DBC1 Corp., BTI Telecom Corp., WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., Patrick J. Welsh, Russell L. Carson, Bruce K. Anderson, Andrew M. Paul, Thomas E. McInerney, Robert A. Minicucci, Anthony J. de Nicola, Paul B. Queally, Lawrence B. Sorrel, The Estate of Rudolph E. Rupert, D. Scott Mackesy, Sanjay Swani, Laura VanBuren, Sean Traynor, John Almeida, Eric J. Lee, Jonathan M. Rather, James R. Matthews, IRA f/b/o James R. Matthews, IRA f/b/o Jonathan M. Rather (the foregoing limited partnerships and individuals, collectively, the “WCAS Securityholders”).

10.1	Commitment Letter, dated as of July 2, 2003, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., ITC^DeltaCom Communications, Inc., DeltaCom Information Systems, Inc., Business Telecom, Inc., BTI Telecom Corp., Business Telecom of Virginia, Inc., FS Mulitmedia, Inc., the ITC^DeltaCom Required Lenders listed on the signature pages thereto and the BTI Lenders listed on the signature pages thereto.

99.1	Form of Governance Agreement among ITC^DeltaCom, Inc., the WCAS Securityholders, Larry F. Williams and Campbell B. Lanier, III.

99.2	Form of Certificate of Designation of the Powers, Preferences and Relative, Participating and Other Special Rights of 8% Series B Convertible Redeemable Preferred Stock and Qualifications, Limitations or Restrictions Thereof.

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99.3	Form of Amended Certificate of Designation of the Powers, Preferences and Relative, Participating and Other Special Rights of 8% Series A Convertible Redeemable Preferred Stock and Qualifications, Limitations or Restrictions Thereof.

99.4	Form of Warrant Agreement between ITC^DeltaCom, Inc. and Mellon Investor Services, LLC, as Warrant Agent.

99.5	Form of Registration Rights Agreement among ITC^DeltaCom, Inc. and the Holders from time to time thereunder.

99.6	Form of Amended and Restated Certificate of Incorporation of ITC^DeltaCom, Inc.

99.7	Form of Amended and Restated Bylaws of ITC^DeltaCom, Inc.

99.8	Form of Warrant Agreement, dated as of October 29, 2002, as amended and restated as of [ ], 2003, between ITC^DeltaCom, Inc. and Mellon Investor Services LLC, as Warrant Agent.

99.9	Form of Registration Rights Agreement, dated as of October 29, 2002 and amended as of [ ], 2003, among ITC^DeltaCom, Inc., SCANA Communications Holdings, Inc., Campbell B. Lanier, III and the other Persons listed on the signature pages thereof.

99.10	Press release dated July 2, 2003.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC^DELTACOM, INC.

Date: July 3, 2003	/s/ J. THOMAS MULLIS
J. Thomas Mullis
Senior Vice President-Legal and Regulatory

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Exhibit Index

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of July 2, 2003 (the “Merger Agreement”), among ITC^DeltaCom, Inc., 8DBC1 Corp., BTI Telecom Corp., WCAS Capital Partners III, L.P., Welsh, Carson, Anderson & Stowe VIII, L.P., WCAS Information Partners, L.P., Patrick J. Welsh, Russell L. Carson, Bruce K. Anderson, Andrew M. Paul, Thomas E. McInerney, Robert A. Minicucci, Anthony J. de Nicola, Paul B. Queally, Lawrence B. Sorrel, The Estate of Rudolph E. Rupert, D. Scott Mackesy, Sanjay Swani, Laura VanBuren, Sean Traynor, John Almeida, Eric J. Lee, Jonathan M. Rather, James R. Matthews, IRA f/b/o James R. Matthews, IRA f/b/o Jonathan M. Rather (the foregoing limited partnerships and individuals, collectively, the “WCAS Securityholders”).

10.1	Commitment Letter, dated as of July 2, 2003, among ITC^DeltaCom, Inc., Interstate FiberNet, Inc., ITC^DeltaCom Communications, Inc., DeltaCom Information Systems, Inc., Business Telecom, Inc., BTI Telecom Corp., Business Telecom of Virginia, Inc., FS Mulitmedia, Inc., the ITC^DeltaCom Required Lenders listed on the signature pages thereto and the BTI Lenders listed on the signature pages thereto.

99.1	Form of Governance Agreement among ITC^DeltaCom, Inc., the WCAS Securityholders, Larry F. Williams and Campbell B. Lanier, III.

99.2	Form of Certificate of Designation of the Powers, Preferences and Relative, Participating and Other Special Rights of 8% Series B Convertible Redeemable Preferred Stock and Qualifications, Limitations or Restrictions Thereof.

99.3	Form of Amended Certificate of Designation of the Powers, Preferences and Relative, Participating and Other Special Rights of 8% Series A Convertible Redeemable Preferred Stock and Qualifications, Limitations or Restrictions Thereof.

99.4	Form of Warrant Agreement between ITC^DeltaCom, Inc. and Mellon Investor Services, LLC, as Warrant Agent.

99.5	Form of Registration Rights Agreement among ITC^DeltaCom, Inc. and the Holders from time to time thereunder.

99.6	Form of Amended and Restated Certificate of Incorporation of ITC^DeltaCom, Inc.

99.7	Form of Amended and Restated Bylaws of ITC^DeltaCom, Inc.

99.8	Form of Warrant Agreement, dated as of October 29, 2002, as amended and restated as of [ ], 2003, between ITC^DeltaCom, Inc. and Mellon Investor Services LLC, as Warrant Agent.

99.9	Form of Registration Rights Agreement, dated as of October 29, 2002 and amended as of [ ], 2003, among ITC^DeltaCom, Inc., SCANA Communications Holdings, Inc., Campbell B. Lanier, III and the other Persons listed on the signature pages thereof.

99.10	Press release dated July 2, 2003.